Exhibit 8.1

List of Subsidiaries of BHP Billiton Limited and BHP Billiton Plc

	Company Name	Country
1	141 Union Company	United States
2	A & BP Co Pty Ltd	Australia
3	Advalloy (Proprietary) Limited	South Africa
4	African Metals Limited	South Africa
5	Albion Downs Pty Limited	Australia
6	Aluminium Consortium Venezuela B.V.	Netherlands
7	Araguaia Participações Ltda	Brazil
8	Astra Explorations & Mining Company (Proprietary) Limited (Submitted for deregistration in March 2007)	Botswana
9	Atlas Steels Company Limited	Canada
10	Auvernier Limited (In liquidation 30.06.2004)	United Kingdom
11	Baniettor Mining (Proprietary) Limited	South Africa
12	Beswick Pty Ltd (in liquidation 30/06/2004)	Australia
13	BHB Billiton Petroleum (Canco - 2) Corporation	Canada
14	BHP (USA) Investments Inc.	United States
15	BHP Asia Pacific Nickel Pty Ltd	Australia
16	BHP Billiton (Aus) Limited	United Kingdom
17	BHP Billiton (BVI) Limited	Virgin Islands, British
18	BHP Billiton (China) Pty Ltd	Australia
19	BHP Billiton (Trinidad - 2C) Limited	Canada
20	BHP Billiton (Trinidad) Holdings Limited	Saint Lucia
21	BHP Billiton (Trinidad-3A) Limited	Trinidad and Tobago
22	BHP Billiton (Trinidad-3B) Corp.	Canada
23	BHP Billiton (UK) Limited	United Kingdom
24	BHP Billiton Agnew Mining Company Pty Ltd	Australia
25	BHP Billiton Aluminium Limited	United Kingdom
26	BHP Billiton Aluminium Projects (Pty) Ltd	South Africa
27	BHP Billiton Aluminium Technologies Limited	Jersey
28	BHP Billiton Aluminium Vietnam Jersey Limited	Jersey
29	BHP Billiton Aluminium Vietnam UK Limited	United Kingdom
30	BHP Billiton Australia UK Finance Limited	Virgin Islands, British
31	BHP Billiton Boliviana de Petroleo Inc.	United States
32	BHP Billiton Brasil Investimentos Ltda.	Brazil
33	BHP Billiton Brasil Ltda	Brazil
34	BHP Billiton Canadian Finance Inc.	Canada
35	BHP Billiton Capital Inc.	United States
36	BHP Billiton CBM Investments Pty Ltd	Australia
37	BHP Billiton Chile Inversiones Limitada	Chile
38	BHP Billiton China Limited	Hong Kong
39	BHP Billiton China Logistics Pty Ltd	Australia
40	BHP Billiton Community Limited	Australia
41	BHP Billiton Company B.V.	Netherlands
42	BHP Billiton Diamonds (Belgium) N.V.	Belgium
43	BHP Billiton Diamonds (Eurasia) LLC	Russia
44	BHP Billiton Diamonds Australia Pty Ltd	Australia
45	BHP Billiton Diamonds Holdings Limited	Virgin Islands, British
46	BHP Billiton Diamonds Inc.	Canada
47	BHP Billiton Direct Reduced Iron Pty Limited	Australia
48	BHP Billiton Employee Plan Pty Ltd	Australia
49	BHP Billiton Energy Coal (UK) Limited	United Kingdom
50	BHP Billiton Energy Coal Australia Pty Ltd	Australia
51	BHP Billiton Energy Coal Chile Limited	United Kingdom
52	BHP Billiton Energy Coal Inc.	United States
53	BHP Billiton Energy Coal South Africa Limited	South Africa
54	BHP Billiton Escom Diamonds Limited	Virgin Islands, British
55	BHP Billiton Eurasia B.V.	Netherlands
56	BHP Billiton Executive Services Company Pty Ltd	Australia

	Company Name	Country
57	BHP Billiton Finance (USA) B.V.	Netherlands
58	BHP Billiton Finance (USA) Limited	Australia
59	BHP Billiton Finance Australia Limited	Virgin Islands, British
60	BHP Billiton Finance B.V.	Netherlands
61	BHP Billiton Finance Limited	Australia
62	BHP Billiton Finance Plc	United Kingdom
63	BHP Billiton Finance South Africa Limited	Virgin Islands, British
64	BHP Billiton Foreign Holdings Inc.	United States
65	BHP Billiton Global Aluminium Technology (Proprietary) Limited	South Africa
66	BHP Billiton Great Boulder Mines Pty Ltd	Australia
67	BHP Billiton Group (BVI) Limited	Virgin Islands, British
68	BHP Billiton Group Limited	United Kingdom
69	BHP Billiton Group Operations Pty Ltd	Australia
70	BHP Billiton Holdings B.V.	Netherlands
71	BHP Billiton Holdings Limited	United Kingdom
72	BHP Billiton Innovation Pty Ltd	Australia
73	BHP Billiton International Development Limited	United Kingdom
74	BHP Billiton International Metals B.V.	Netherlands
75	BHP Billiton International Services Limited	United Kingdom
76	BHP Billiton International Trading (Shanghai) Co., Ltd.	China
77	BHP Billiton Investment Holdings Limited	United Kingdom
78	BHP Billiton Iron Ore Pty Limited	Australia
79	BHP Billiton Japan Limited	Japan
80	BHP Billiton Jersey Limited	Jersey
81	BHP Billiton Korea Co., Ltd.	Korea, Republic of
82	BHP Billiton Limited	Australia
83	BHP Billiton LNG International Inc.	United States
84	BHP Billiton Lonsdale Investments Pty Ltd	Australia
85	BHP Billiton Marine & General Insurances Pty Ltd	Australia
86	BHP Billiton Marketing AG	Switzerland
87	BHP Billiton Marketing Asia Pte Ltd.	Singapore
88	BHP Billiton Marketing B.V.	Netherlands
89	BHP Billiton Marketing Inc.	United States
90	BHP Billiton Marketing Investments ApS	Denmark
91	BHP Billiton Marketing Investments Limited	United Kingdom
92	BHP Billiton Marketing Services India Pvt Ltd	India
93	BHP Billiton Marylebone B.V.	Netherlands
94	BHP Billiton Metais SA	Brazil
95	BHP Billiton Metall GmbH in liquidation as per 01/02/2007	Germany
96	BHP Billiton Minerals Pty Ltd	Australia
97	BHP Billiton Named Corporation	Canada
98	BHP Billiton Nickel Nouvelle Caledonie SAS	New Caledonia
99	BHP Billiton Nickel West Pty Ltd	Australia
100	BHP Billiton Olympic Dam Copper Pty Ltd	Australia
101	BHP Billiton Olympic Dam Corporation Pty Ltd	Australia
102	BHP Billiton Olympic Dam Gold Pty Ltd	Australia
103	BHP Billiton Olympic Dam Marketing Pty Ltd	Australia
104	BHP Billiton Olympic Dam Operations Pty Ltd	Australia
105	BHP Billiton Olympic Dam Uranium Pty Ltd	Australia
106	BHP Billiton Overseas Holdings Limited (in liquidation 30.06.2004)	United Kingdom
107	BHP Billiton Paddington Limited	United Kingdom
108	BHP Billiton Petroleum (Americas) Inc.	United States
109	BHP Billiton Petroleum (Australia) Pty Ltd	Australia
110	BHP Billiton Petroleum (Bass Strait) Pty Ltd	Australia
111	BHP Billiton Petroleum (CanCo - 1) Corporation	Canada
112	BHP Billiton Petroleum (China) Corp.	Canada
113	BHP Billiton Petroleum (Colombia) Corporation	Canada
114	BHP Billiton Petroleum (Deepwater) Inc.	United States
115	BHP Billiton Petroleum (Denmark) ApS	Denmark
116	BHP Billiton Petroleum (Falkland) Corporation	Canada
117	BHP Billiton Petroleum (GOM) Inc.	United States

	Company Name	Country
118	BHP Billiton Petroleum (India) Corporation	Canada
119	BHP Billiton Petroleum (International Exploration) Pty Ltd	Australia
120	BHP Billiton Petroleum (Laurentian) Corporation	Canada
121	BHP Billiton Petroleum (Netherlands) B.V.	Netherlands
122	BHP Billiton Petroleum (New Ventures) Corporation	Canada
123	BHP Billiton Petroleum (North West Shelf) Pty Ltd	Australia
124	BHP Billiton Petroleum (Pilbara LNG) Pty Ltd	Australia
125	BHP Billiton Petroleum (Pipelines Investments) Pty Ltd	Australia
126	BHP Billiton Petroleum (Sabah) Corporation	Canada
127	BHP Billiton Petroleum (South Africa) LLC	Saint Kitts and Nevis
128	BHP Billiton Petroleum (Victoria) Pty Ltd	Australia
129	BHP Billiton Petroleum Great Britain Limited	United Kingdom
130	BHP Billiton Petroleum International Pty Ltd	Australia
131	BHP Billiton Petroleum Investments (Great Britain) Pty Ltd	Australia
132	BHP Billiton Petroleum Limited	United Kingdom
133	BHP Billiton Petroleum Pty Ltd	Australia
134	BHP Billiton Petroleum Trading and Marketing (Asia) Pte Limited (in liquidation)	Singapore
135	BHP Billiton Petroleum Trading and Marketing Inc.	United States
136	BHP Billiton Petroleum Trading and Marketing Pty Ltd	Australia
137	BHP Billiton Plc	United Kingdom
138	BHP Billiton PNG Services Limited	Papua New Guinea
139	BHP Billiton Properties (Proprietary) Limited	South Africa
140	BHP Billiton Raw Materials Limited	South Africa
141	BHP Billiton Resources (China) Pty Ltd	Australia
142	BHP Billiton Resources Exploration Pty Ltd	Australia
143	BHP Billiton Resources International (RSA) Pty Ltd	Australia
144	BHP Billiton Resources Marketing Pty Ltd	Australia
145	BHP Billiton SA Holdings Limited	South Africa
146	BHP Billiton SA Investments Limited	United Kingdom
147	BHP Billiton SA Limited	South Africa
148	BHP Billiton Services Jersey Limited	Jersey
149	BHP Billiton Shared Business Services Pty Ltd	Australia
150	BHP Billiton Shared Services Malaysia Sdn. Bhd.	Malaysia
151	BHP Billiton South Africa (Jersey) Limited	Jersey
152	BHP Billiton South Africa Holdings B.V.	Netherlands
153	BHP Billiton SSM Development Pty Ltd	Australia
154	BHP Billiton SSM Hallmark Inc	Philippines
155	BHP Billiton SSM Indonesia Holdings Pty Ltd	Australia
156	BHP Billiton SSM Indonesia Pte Ltd	Singapore
157	BHP Billiton SSM International Pty Ltd	Australia
158	BHP Billiton SSM Technology Pty Limited	Australia
159	BHP Billiton Taiwan Limited	Taiwan, Province of China
160	BHP Billiton UK Holdings Limited	Virgin Islands, British
161	BHP Billiton UK Investments Limited	Virgin Islands, British
162	BHP Billiton Victoria Limited (in liquidation 30.06.2006)	United Kingdom
163	BHP Billiton Wesminco Oil Pty Ltd	Australia
164	BHP Billiton Western Mining Holdings Pty Ltd	Australia
165	BHP Billiton Western Mining Innovation Pty Ltd	Australia
166	BHP Billiton Western Mining Resources International Pty Ltd	Australia
167	BHP Billiton Westmin Talc Pty Ltd	Australia
168	BHP Billiton World Exploration Inc.	Canada
169	BHP Billiton Yakabindie Nickel Pty Ltd	Australia
170	BHP Billiton Yeelirrie Development Company Pty Ltd	Australia
171	BHP Billiton Yeelirrie Management Services Pty Ltd	Australia
172	BHP Canadian Diamonds Company	Canada
173	BHP Capital No. 20 Pty Ltd	Australia
174	BHP Chile Inc.	United States
175	BHP Coal Holdings Pty Limited	Australia
176	BHP Coal Pty Ltd	Australia
177	BHP Copper Inc.	United States
178	BHP Development Finance Pty Ltd	Australia

	Company Name	Country
179	BHP Escondida Inc.	United States
180	BHP Finance (International) Inc.	United States
181	BHP Finance (Investments) USA Inc.	United States
182	BHP Finance Investments (I) Pty Ltd (in liquidation 30/06/2004)	Australia
183	BHP Financial Services (UK) Limited	Guernsey
184	BHP Group Resources Pty Limited	Australia
185	BHP Hawaii Inc.	United States
186	BHP Holdings (International) Inc.	United States
187	BHP Holdings (Operations) Inc.	United States
188	BHP Holdings (Resources) Inc.	United States
189	BHP Holdings (USA) Inc.	United States
190	BHP Holdings International (Investments) Inc.	United States
191	BHP Internacional Participacoes Ltda	Brazil
192	BHP International Finance Corp.	United States
193	BHP Iron Ore (Jimblebar) Pty Ltd	Australia
194	BHP Iron Pty Limited	Australia
195	BHP Khanij Anveshana Pvt Limited	India
196	BHP Madagascar SARL	Madagascar
197	BHP Madencilik Limited Sirketi	Turkey
198	BHP Mineral Resources Inc.	United States
199	BHP Minerals Asia Inc.	United States
200	BHP Minerals Asia Pacific Pty Ltd	Australia
201	BHP Minerals Europe Limited	United Kingdom
202	BHP Minerals Exploration Inc.	United States
203	BHP Minerals Ghana Inc.	United States
204	BHP Minerals Holdings Pty Ltd	Australia
205	BHP Minerals India Pvt Limited	India
206	BHP Minerals International Exploration Inc.	United States
207	BHP Minerals International Inc.	United States
208	BHP Minerals Pacific Inc.	United States
209	BHP Minerals Service Company	United States
210	BHP Mitsui Coal Pty Limited	Australia
211	BHP Navajo Coal Company	United States
212	BHP Nominees Investments No 3 Pty Ltd (in liquidation 30/06/2003)	Australia
213	BHP Nominees Investments No. 1 Pty. Limited (in liquidation 30/06/2004)	Australia
214	BHP Operations Inc.	United States
215	BHP Peru Holdings Inc.	United States
216	BHP Petroleum (Argentina) S.A.	Argentina
217	BHP Petroleum (Ashmore Operations) Pty Ltd	Australia
218	BHP Petroleum (Cambodia) Pty Ltd	Australia
219	BHP Petroleum (Pakistan) Pty Ltd	Australia
220	BHP Petroleum (Tankers) Limited	Bermuda
221	BHP Petroleum (U.K.) Corporation	United States
222	BHP Petroleum North Sea Limited (in liquidation 4.7.2007)	United Kingdom
223	BHP Queensland Coal Investments Pty Limited	Australia
224	BHP Queensland Coal Limited	United States
225	BHP Resources Inc.	United States
226	BHP Titanium Minerals Pty Ltd	Australia
227	BHP Venezuela DRI Limited (In Liquidation)	United Kingdom
228	BHP Venezuela Inc.	United States
229	BHP Venture Investments Pty Ltd (in liquidation 30/06/2006)	Australia
230	BHPB Freight Pty Ltd	Australia
231	Billiton (RA) B.V.	Netherlands
232	Billiton Aluminium (RAA) Pty Ltd	Australia
233	Billiton Aluminium (Worsley) Pty Ltd	Australia
234	Billiton Aluminium Australia Pty Ltd	Australia
235	Billiton Aluminium SA Limited	South Africa
236	Billiton Argentina B.V.	Netherlands
237	Billiton Australia Finance Pty Ltd	Australia
238	Billiton Australia Holdings B.V.	Netherlands
239	Billiton Australia Investment 3 Pty Ltd	Australia

	Company Name	Country
240	Billiton Chile B.V.	Netherlands
241	Billiton Coal Australia Holdings B.V.	Netherlands
242	Billiton Coal SA Limited	South Africa
243	Billiton Development (Zambia) Limited	Zambia
244	Billiton Development B.V.	Netherlands
245	Billiton E & D 3 B.V.	Netherlands
246	Billiton Executive Pension Scheme Trustee Limited	United Kingdom
247	Billiton Exploration and Mining Indonesia B.V.	Netherlands
248	Billiton Exploration and Mining Peru B.V. (in liquidation as per 16/06/2008)	Netherlands
249	Billiton Exploration Australia Pty Limited	Australia
250	Billiton Guinea B.V.	Netherlands
251	Billiton Indonesia Holdings B.V.	Netherlands
252	Billiton Intellectual Property B.V.	Netherlands
253	Billiton Investment 1 B.V.	Netherlands
254	Billiton Investment 12 B.V.	Netherlands
255	Billiton Investment 13 B.V.	Netherlands
256	Billiton Investment 15 B.V.	Netherlands
257	Billiton Investment 2 B.V.	Netherlands
258	Billiton Investment 3 B.V.	Netherlands
259	Billiton Investment 7 B.V.	Netherlands
260	Billiton Investment 8 B.V.	Netherlands
261	Billiton Investment 9 B.V.	Netherlands
262	Billiton Investments Ireland Limited	Ireland
263	Billiton Manganese Australia Pty Ltd	Australia
264	Billiton Manganese Holdings B.V.	Netherlands
265	Billiton Marketing France SARL	France
266	Billiton Marketing Holding B.V.	Netherlands
267	Billiton Marketing Investments B.V.	Netherlands
268	Billiton Marketing SAR (Hong Kong) Limited	Hong Kong
269	Billiton Nickel (Ravensthorpe) Pty Limited	Australia
270	Billiton Nickel Holdings B.V.	Netherlands
271	Billiton Suriname Holdings B.V.	Netherlands
272	Broadmeadow Mine Services Pty Limited	Australia
273	Broken Hill Proprietary (USA) Inc.	United States
274	Broken Hill Proprietary Billiton Mongolia LLC	Mongolia
275	Bulkers Limited	Liberia
276	Carson Hill Gold Mining Corporation	United States
277	Cerro Matoso Holdings (BVI) Limited	Virgin Islands, British
278	Cerro Matoso SA	Colombia
279	Chaco Valley Energy LLC	United States
280	Chemfos Limited	South Africa
281	Clear Sky Diamonds Limited	Virgin Islands, British
282	Coal Mines Australia Pty Ltd	Australia
283	Coal Operations Australia Pty Limited	Australia
284	Compania Minera Cerro Colorado Limitada	Chile
285	Conicol BVI Limited	Virgin Islands, British
286	Consolidated Nominees (Proprietary) Limited	South Africa
287	Corridor Sands Limitada	Mozambique
288	County Shipping Company Limited	Hong Kong
289	D & H Coal Limited	South Africa
290	Dampier Coal (Queensland) Pty Limited	Australia
291	Danjan (Proprietary) Limited	South Africa
292	Dendrobium Coal Pty Ltd	Australia
293	Dia Met Minerals (Africa) Limited	Cayman Islands
294	Donkerpoort Iron Limited	South Africa
295	Douglas Colliery Limited	South Africa
296	Douglas Colliery Services Limited	South Africa
297	Electrolytic Metal Corporation (Proprietary) Limited	South Africa
298	Emaswati Holding Company (Pty) Limited	Swaziland
299	Empresa de Mineracao Jacui Ltda	Brazil
300	Empresa de Mineracao Seara Ltda.	Brazil

	Company Name	Country
301	Endeavour Coal Pty Ltd	Australia
302	Equatorial Diamonds Limited	Virgin Islands, British
303	Ermelo Mines Services (Proprietary) Limited	South Africa
304	Esidulini (Proprietary) Limited	South Africa
305	Federale Prospekteerders Beperk	South Africa
306	Gard Australia Pty Ltd	Australia
307	Gard Holdings Limited	Virgin Islands, British
308	Gengro Limited	South Africa
309	Global BHP Copper Ltd.	Cayman Islands
310	Groote Eylandt Mining Company Pty Ltd	Australia
311	Haematite Pty Limited	Australia
312	Hamilton Brothers Corporation	United States
313	Hamilton Brothers Exploration Company	United States
314	Hamilton Brothers Oil and Gas Corporation (Liquidated but not Dissolved)	United States
315	Hamilton Brothers Petroleum Corporation	United States
316	Hamilton Oil Company Inc.	United States
317	Hard Carbon Limited	Jersey
318	Hay Point Services Pty Limited	Australia
319	Helios Diamonds Limited	Virgin Islands, British
320	Hillside Aluminium Limited	South Africa
321	Honeybourne Investments Pty Ltd	Australia
322	Hotazel Manganese Mines (Proprietary) Limited	South Africa
323	Hunter Valley Energy Coal Pty Ltd	Australia
324	Illawarra Coal Holdings Pty Ltd	Australia
325	Illawarra Services Pty Ltd	Australia
326	Ingwe Housing Association	South Africa
327	Ingwe Surface Holdings Limited	South Africa
328	IPS USA, Inc.	United States
329	Jenipapo Recursos Naturais S.A.	Brazil
330	Kangwane Anthracite (Proprietary) Limited	South Africa
331	Keliney Closed Joint Stock Company	Russia
332	Kendilo Coal Inc.	United States
333	Lime Technologies (Proprietary) Limited (Submitted for deregistration in September 2007)	South Africa
334	Main Street 58 (Proprietary) Limited	South Africa
335	Manganese Metal Company (Proprietary) Limited	South Africa
336	Manhattan Syndicate Limited	South Africa
337	Marcona International, S.A.	Panama
338	Mayaniquel SA	Guatemala
339	McAlpine S.A. Limited	South Africa
340	Middelburg Mine Services (Proprietary) Limited	South Africa
341	Middelplaats Manganese Limited	South Africa
342	Mine and Smelter Investments (Proprietary) Limited	South Africa
343	Minera BHP Billiton, S.A. de C.V.	Mexico
344	Minera Escondida Ltda	Chile
345	Minera Geleen S.A.	Chile
346	Minera Spence SA	Chile
347	Mineracao Wesminas Ltda	Brazil
348	Minsaco Investments Pty Ltd	Australia
349	Mosbay Management Company (Pty) Limited	South Africa
350	Mt Arthur Coal Pty Limited	Australia
351	N.V. BHP Billiton Maatschappij Suriname	Netherlands
352	Natural Diamond Company Limited	Jersey
353	New Horizon Diamonds Limited	Virgin Islands, British
354	Newcoal Generacion S.A.	Chile
355	Noumea Entreprises S.A.	New Caledonia
356	Oy Alwima Limited	Finland
357	P & DP Co Pty Ltd	Australia
358	P R I Eastern Limited	Cook Islands
359	Pacific Liner Services Pty Ltd (in liquidation 04/05/2007)	Australia
360	Pering Mine (Proprietary) Limited	South Africa

	Company Name	Country
361	Pering Mine Services Holdings (Proprietary) Limited	South Africa
362	Phoenix Mining Finance Company (Pty) Limited (in liquidation 19.4.2001)	South Africa
363	Pienaarsrivier Mynboumaatskappy Beperk	South Africa
364	Pilbara Gas Pty Limited	Australia
365	Plettenberg Bay Estates Limited (Submitted for deregistration November 2007)	South Africa
366	PT BHP Billiton Indonesia	Indonesia
367	PT BHP Billiton Services Indonesia	Indonesia
368	PT Billiton Indonesia	Indonesia
369	PT Gag Nikel	Indonesia
370	PT Juloi Coal	Indonesia
371	PT Kalteng Coal	Indonesia
372	PT Kendilo Coal Indonesia	Indonesia
373	PT Lahai Coal	Indonesia
374	PT Maruwai Coal	Indonesia
375	PT Pari Coal	Indonesia
376	PT Ratah Coal	Indonesia
377	PT Sumber Barito Coal	Indonesia
378	QNI (Nouvelle-Caledonie) SA	New Caledonia
379	QNI International Pty Ltd	Australia
380	QNI Metals Pty Ltd	Australia
381	QNI Nickel (WA) Pty Limited	Australia
382	QNI Philippines Inc	Philippines
383	QNI Pty Ltd	Australia
384	QNI Resources Pty Ltd	Australia
385	QNI Superannuation Nominees Pty Ltd (in liquidation 12/06/2007)	Australia
386	QNI Western Australia Pty Ltd	Australia
387	Queensland Nickel Pty Ltd	Australia
388	Queensland Nickel Sales Pty Ltd	Australia
389	RAL Cayman Inc.	Cayman Islands
390	Ravensthorpe Nickel Operations Pty Limited	Australia
391	Richbay Mine Holdings (Proprietary) Limited	South Africa
392	Richbay Smelter Holdings (Proprietary) Limited	South Africa
393	Rietspruit Mine Services (Pty) Limited	South Africa
394	Rio Algom Exploration Inc.	Canada
395	Rio Algom Investments (Agencia - Chile) Inc.	Chile
396	Rio Algom Investments (Chile) Inc	Canada
397	Rio Algom Ireland Limited (in liquidation)	Ireland
398	Rio Algom Limited	Canada
399	Rio Algom Mining LLC	United States
400	Rio Algom Namibia (Proprietary) Limited	Namibia
401	Riocerro Inc	Cayman Islands
402	Riochile Inc	Cayman Islands
403	Roedtan Mining Company Limited	South Africa
404	Samancor AG	Switzerland
405	Samancor Gabon SA	Gabon
406	Samancor Holdings (Proprietary) Limited	South Africa
407	Samancor Manganese (Proprietary) Limited	South Africa
408	San Felipe Mining Limited	Virgin Islands, British
409	San Juan Coal Company	United States
410	San Juan Transportation Company	United States
411	San Manuel Arizona Railroad Company	United States
412	Savage & Lovemore Mining (Proprietary) Limited	South Africa
413	Savannah Diamonds Limited	Virgin Islands, British
414	Settlers Mynboumaatskappy Beperk	South Africa
415	Sociedad Contractual Minera Otway	Chile
416	Sociedade Geral de Mineracao de Mocambique S.A.R.L.	Mozambique
417	Southeastern Petroleum Sales Corporation	United States
418	Stein Insurance Company Limited	Guernsey
419	Stein Insurance Company Limited	Cayman Islands
420	Sunrise Diamonds Limited	Virgin Islands, British
421	Tasmanian Electro Metallurgical Company Pty Ltd	Australia

	Company Name	Country
422	Terra Nominees (Proprietary) Limited	South Africa
423	The Broken Hill Proprietary Company Pty Ltd	Australia
424	The Norwegian Oil Corporation (DNO-U.S.)	United States
425	The World Marine & General Insurance Plc	United Kingdom
426	Tonmet AG	Switzerland
427	Transition Benefits Fund Pty Ltd (in liquidation 30/06/2004)	Australia
428	Transkei Granite Holdings (Proprietary) Limited	South Africa
429	Transvaal and Delagoa Bay Investment Company Limited	South Africa
430	UMAL Consolidated Pty Limited	Australia
431	Venezuela Aluminium Holding B.V.	Netherlands
432	Westchester Insurance Company (Proprietary) Limited	South Africa
433	Western Complex Coal (Pty) Ltd	South Africa
434	Western Hog Ranch Company	United States
435	Western Venture, Inc.	United States
436	Westmin Talc (U.K.)	United Kingdom
437	Westminer Insurance Pte Ltd	Singapore
438	WMC (Argentina) Inc.	United States
439	WMC (Liberia) Limited	Hong Kong
440	WMC (Mineral Sands) Limited	Jersey
441	WMC (Peru) Inc.	United States
442	WMC Corporate Services Inc.	United States
443	WMC Exploration Inc.	United States
444	WMC Finance (USA) Limited	Australia
445	WMC Finance Limited	Australia
446	WMC Mineracao Ltda.	Brazil
447	WMC Pty Ltd	Australia
448	WMC Resources (Namibia) (Proprietary) Limited	Namibia
449	WMC Resources Marketing (UK) Limited (in liquidation 22.05.2006)	United Kingdom
450	WMC Resources Marketing Limited	Canada
451	WMC Securities Pty Ltd	Australia
452	Worsley Alumina Pty Limited	Australia